UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) December 15, 2005
CINCINNATI BELL INC.

(Exact Name of Registrant as Specified in Its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

1-8519	31-1056105

(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street	45202

(Address of Principal Executive Offices)	(Zip Code)

(513) 397-9900

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Cincinnati Bell Inc.
Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
Exercise of Put — Cincinnati Bell Wireless LLC
     On December 15, 2005, Cincinnati Bell Inc. (the “Company”) received notice from New Cingular Wireless PCS, LLC (“Cingular”) that Cingular was exercising its put right pursuant to Section 7.4(c) of the Operating Agreement of Cincinnati Bell Wireless LLC (“CBW”) to require the Company to purchase Cingular’s 19.9% membership interest in CBW. CBW is a joint venture, 80.1% owned by the Company, providing wireless services in Cincinnati and Dayton, Ohio.
     Pursuant to the terms of the CBW Operating Agreement, the purchase price for Cingular’s 19.9% interest is $83.0 million plus interest accreting daily after January 31, 2006 through the closing date at an annual rate of 5% compounding monthly. Unless otherwise agreed by the parties, the closing of this purchase is to occur sixty days from the date of notice or February 13, 2006. The Company expects to fund the purchase through operating cash flow and/or existing credit facilities.
     The December 15, 2005 notice from Cingular to the Company is attached as an exhibit to this Form 8-K.
Amendment to Employment Agreement
     On December 15, 2005, the Company and Michael W. Callaghan entered into an amendment to his existing employment agreement. The material terms of this amendment are to continue his employment as Senior Vice President, Corporate Development, to provide that Mr. Callaghan may terminate the agreement upon written notice to the Company at any time between December 26, 2006 and December 31, 2006, and to provide that upon a termination of his employment by the Company or him, that within five business days thereafter Mr. Callaghan will receive a lump sum payment equal to two times his base salary rate plus his bonus target as in effect at the time of termination.
     The December 15, 2005 amendment to Mr. Callaghan’s employment agreement is attached as an exhibit to this Form 8-K.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
     (c)  Exhibits

Exhibit	Description
10.1	December 15, 2005 notice from New Cingular Wireless PCS, LLC to the Company pursuant to Section 7.4(c) of the Operating Agreement of Cincinnati Bell Wireless LLC dated as of December 31, 1998, and as amended on October 16, 2003, August 4, 2004 and February 14, 2005, by and among New Cingular Wireless PCS (f/k/a AT&T Wireless PCS, LLC), New Cingular Wireless Services, Inc. (f/k/a AT&T Wireless Services, Inc.), Cincinnati Bell Wireless Holdings LLC, Cincinnati Bell, Inc. and Cingular Wireless LLC

10.2	December 15, 2005 amendment to employment agreement between the Company and Michael W. Callaghan
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.
By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President, General Counsel and Secretary

Date: December 21, 2005

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